UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2019

CAPITOL INVESTMENT CORP. IV

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38186	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 17th Street, Suite 820 Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  202-654-7060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CIC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CIC	New York Stock Exchange
Redeemable warrants, exercisable for Class A ordinary shares at an exercise price of $11.50 per share	CIC WS	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 3.02 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On July 22, 2019, Capitol Investment Corp. IV (the “Company”) entered into subscription agreements (“Subscription Agreements”) with (i) each of Capitol Acquisition Management IV LLC, an affiliate of Mark D. Ein, the Company’s Chief Executive Officer, Capitol Acquisition Founder IV LLC, an affiliate of L. Dyson Dryden, the Company’s President and Chief Financial Officer, and the other directors of the Company (collectively the “Capitol Purchasers”) and (ii) NESCO Holdings, LP (“ECP Purchaser”), an affiliate of Equity Capital Partners, the primary shareholder of NESCO Holdings I, Inc. (“Nesco”), the Company’s merger partner in its proposed initial business combination (“Business Combination”).

Pursuant to the Subscription Agreements, the Company will, immediately following the consummation of the Business Combination, sell (i) an aggregate of 1,000,000 shares of common stock of the Company to the Capitol Purchasers at $10.00 per share and (ii) 4,500,000 shares of common stock to the ECP Purchaser at $10.00 per share (2,500,000 shares of which shall be subject to receipt by the ECP Purchaser or its affiliates of at least $25 million in full repayment of certain outstanding indebtedness).

The Company has agreed that as soon as reasonably practicable, but in no event later than 30 days following the closing of the Business Combination, it shall file a registration statement with the Securities and Exchange Commission covering the resale by certain purchasers of the shares they are purchasing pursuant to the Subscription Agreements and use its best efforts to have such registration statement declared effective as promptly as practicable thereafter.

The shares will be sold to the Capitol Purchasers and the ECP Purchaser in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), based on the fact that the sale will have been made without any general solicitation or advertising and based on representations from each investor that (a) it was an accredited investor, (b) it was purchasing the shares for its own account investment, and not with a view to distribution, (c) it had been given access to full and complete access to information regarding the Company, and (d) it understood that the shares will not be registered and may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the form of subscription agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 22, 2019, the Company issued joint press releases with Nesco announcing (i) the commencement of an offering (the “Bond Offering”) by Capitol Investment Merger Sub 2, LLC, an indirect subsidiary of the Company, of $475 million of Senior Secured Second Lien Notes and (ii) selected preliminary unaudited second quarter 2018 financial results for Nesco. In connection with the Bond Offering, the Company provided certain updated pro forma financial information relating to the Business Combination and certain additional information relating to the Nesco’s preliminary financial results for the quarter ended June 30, 2019. The press releases, pro forma update and additional preliminary second quarter financial results information are included as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, hereto.

In connection with the foregoing, Nesco has also agreed to waive the condition to closing of the Business Combination pursuant to the merger agreement between the parties that the amount of cash available to Capitol upon closing of the Business Combination must not be less than $265 million after giving effect to payment of amounts that Capitol will be required to pay to redeeming shareholders, subject to certain other conditions and as long as cash available to Capitol after the closing of the Business Combination is not less than $200 million.

The information under this Item 7.01, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information under this Item 7.01 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS”. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

NEITHER THE COMPANY NOR NESCO UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE NESCO’S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND NESCO’S ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO SATISFY CERTAIN CLOSING CONDITIONS.

THIS REPORT AND THE EXHIBITS HERETO ARE NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN THE COMPANY AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN THE COMPANY.

ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND NESCO, THE PROPOSED BUSINESS COMBINATION OR OTHER MATTERS AND ATTRIBUTABLE TO THE COMPANY AND NESCO OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER CAPITOL NOR NESCO UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit	Description

10.1	Form of Subscription Agreement

99.1	Press release announcing bond offering

99.2	Press release announcing preliminary results

99.3	Pro forma update

99.4	Additional preliminary second quarter financial results information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2019	CAPITOL INVESTMENT CORP. IV

	By:	/s/ Mark D. Ein
Mark D. Ein
Chief Executive Officer

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